EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
FOURTH QUARTER AND FULL YEAR 2022 RESULTS

DALLAS – February 22, 2023 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the fourth quarter and full year ended December 31, 2022. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of December 31, 2022, was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the fourth quarter and full year ended December 31, 2022 with the fourth quarter and full year ended December 31, 2021 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FOURTH QUARTER 2022 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels increased 8.3% over the prior year quarter to $301. Comparable ADR increased 2.8% over the prior year quarter to $469 and Comparable Occupancy increased 5.4% over the prior year quarter to 64.2%. Compared to the fourth quarter of 2019, Comparable RevPAR was 20.4% higher, Comparable ADR was 39.9% higher, and Comparable Occupancy was 13.9% lower.
•Net loss attributable to common stockholders for the quarter was $(13.5) million or $(0.19) per diluted share.
•Adjusted funds from operations (AFFO) was $0.16 per diluted share for the quarter.
•Adjusted EBITDAre was $39.2 million for the quarter, reflecting a growth rate of 33% over the prior year quarter, and 53.9% higher than what the Company reported in the fourth quarter of 2019.
•Comparable Hotel EBITDA was $52.2 million for the quarter, which was 8.4% higher than the prior year quarter and 35.4% higher than the fourth quarter of 2019.
•The Company ended the quarter with cash and cash equivalents of $261.5 million and restricted cash of $54.2 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $26.6 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net debt to gross assets was 40.4% at the end of the fourth quarter.
•Capex invested during the quarter was $12.6 million.

BHR Reports Fourth Quarter Results

February 22, 2023
FULL YEAR 2022 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for the year for all hotels increased 31.1% over the prior year to $312, Comparable ADR increased 5.2% to $482 and Comparable Occupancy increased 24.6% to 64.7%. Compared to 2019, Comparable RevPAR for the year for all hotels was 21.7% higher, Comparable ADR was 44.9% higher, and Comparable Occupancy was 16.1% lower.
•For the year, net loss attributable to common stockholders was $(10.7) million or $(0.15) per diluted share.
•For the year, AFFO per diluted share was $1.23, which reflected a growth rate of 44.7% over the prior year.
•Adjusted EBITDAre for the year was $172.4 million, which reflected a growth rate of 97.1% over the prior year.
•Comparable Hotel EBITDA for the year was $221.9 million, which reflected a growth rate of 55.8% over the prior year.
•Capex invested during the year was $49.1 million.

RECENT OPERATING HIGHLIGHTS
•During the quarter, the Company completed the acquisition of the 210-room Four Seasons Resort Scottsdale at Troon North.
•During the quarter, the Company successfully closed on a new $100 million non-recourse mortgage loan secured by the Four Seasons Resort Scottsdale. Subsequent to quarter end, the Company used the majority of the proceeds from the new loan to pay off a more expensive loan secured by the Ritz-Carlton Reserve Dorado Beach.
•During the quarter, the Company announced an increase in its quarterly common stock dividend to $0.05 per share.
•During the quarter, the Company announced that its Board of Directors authorized a stock repurchase program of up to $25 million. The Company recently completed this $25 million repurchase program, repurchasing 5.4 million shares at an average price of $4.60 per share.

FOUR SEASONS RESORT SCOTTSDALE ACQUISITION
On December 1, 2022, the Company announced that it completed the acquisition of the luxury 210-room Four Seasons Resort Scottsdale at Troon North. In addition, the Company acquired 5.7 acres of developable land that is currently zoned for commercial use.

Located on East Crescent Moon Drive in Scottsdale, Arizona, the idyllic Four Seasons Resort Scottsdale is set on 37 acres featuring adobe-inspired rooms situated among saguaro cacti, dramatic valleys, and views of the iconic Pinnacle Peak. Amenities include locally inspired spa treatments at the 9,000 sq. ft. spa, a bi-level pool and authentic Southwest cuisine. The resort also offers guests opportunities for outdoor adventure, including close shuttle access to two world-class golf courses, four pickleball and two tennis courts, as well as the opportunities to hike, bike or rock climb surrounding hills.

The acquisition was funded with cash on hand and no common equity was issued to fund the acquisition. The total consideration for the acquisition was $267.8 million. Of the total consideration, $250.0 million was allocated to the existing resort ($1.2 million per key) and $17.8 million was allocated to the excess developable land.
CAPITAL STRUCTURE
At December 31, 2022, the Company had total assets of $2.4 billion and $1.3 billion of loans of which $49 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined loans had a blended average interest rate of

BHR Reports Fourth Quarter Results

February 22, 2023
6.4%, taking into account in-the-money interest rate caps. Based on the current level of LIBOR and SOFR, and the Company’s corresponding interest rate caps, approximately 82% of the Company’s consolidated debt is effectively fixed and approximately 18% is effectively floating.
On February 17, 2023, the offering for the Company’s Series E and Series M non-traded preferred stock closed. During the offering period, the Company issued approximately $460 million in gross proceeds and currently has 16,472,728 shares of its Series E and 1,960,336 shares of its Series M non-traded preferred stock outstanding.

During the quarter, the Company successfully closed on a mortgage loan secured by the 210-room Four Seasons Resort Scottsdale at Troon North in Scottsdale, Arizona. The non-recourse loan totals $100.0 million and has a three-year initial term with two one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and provides for a floating interest rate of SOFR + 3.75%. The Company used the majority of the proceeds from the new loan to pay off a more expensive loan secured by the Ritz-Carlton Reserve Dorado Beach, which had a floating interest rate of LIBOR + 6.00%.
On December 8, 2022, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.05 per diluted share for the Company’s common stock for the fourth quarter ending December 31, 2022. The dividend, which equates to an annual rate of $0.20 per share, was paid on January 17, 2023, to stockholders of record as of December 30, 2022. The Board of Directors also approved the Company’s dividend policy for 2023. The Company expects to pay a quarterly cash dividend of $0.05 per share for 2023, or $0.20 per share on an annualized basis. The Board of Directors will review its dividend policy on a quarter-to-quarter basis, with a view to increasing it as financial performance continues to improve. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.

On December 8, 2022, the Company also announced that its Board of Directors authorized a stock repurchase program of up to $25 million. The Company recently completed this $25 million repurchase program and repurchased 5.4 million shares at an average price of $4.60 per share.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.

“We’re extremely pleased with Braemar’s solid fourth quarter performance and couldn’t be more excited about our recent acquisition of the iconic Four Seasons Resort Scottsdale,” noted Richard J. Stockton, Braemar’s President and Chief Executive Officer. “During the quarter, our portfolio continued to see significant outperformance relative to 2019. Further, our urban portfolio continues to ramp up quickly, reporting $11 million of Comparable Hotel EBITDA for the quarter and comprising 21% of total Comparable Hotel EBITDA for the quarter,” he added. “Additionally, the Board’s authorization of a $25 million share repurchase program, and the decision to increase the Company’s quarterly cash dividend to $0.05 per share, reflects a strong conviction in Braemar’s strategy and our commitment to create long-term shareholder value. Looking ahead to 2023, we remain very well positioned with expectations for strong leisure demand and the continued recovery of our urban portfolio,” Stockton concluded.

BHR Reports Fourth Quarter Results

February 22, 2023
INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, February 23, 2023, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 389-0920. A replay of the conference call will be available through Thursday, March 2, 2023, by dialing (412) 317-6671 and entering the confirmation number, 13734832.

The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2022 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com on Thursday, February 23, 2023, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported. Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes the change has been applied retrospectively.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.

* * * * *

Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.

BHR Reports Fourth Quarter Results

February 22, 2023
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	December 31, 2022	December 31, 2021
ASSETS
Investments in hotel properties, gross	$2,325,093	$1,845,078
Accumulated depreciation	(440,492)	(399,481)
Investments in hotel properties, net	1,884,601	1,445,597
Cash and cash equivalents	261,541	215,998
Restricted cash	54,155	47,376
Accounts receivable, net of allowance of $339 and $134, respectively	51,448	23,701
Inventories	5,238	3,128
Prepaid expenses	7,044	4,352
Investment in OpenKey	1,689	1,689
Derivative assets	6,482	139
Other assets	14,621	23,588
Operating lease right-of-use assets	79,449	80,462
Intangible assets, net	3,883	4,261
Due from related parties, net	938	1,770
Due from third-party hotel managers	26,625	27,461
Total assets	$2,397,714	$1,879,522

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,334,130	$1,172,678
Accounts payable and accrued expenses	133,978	96,316
Dividends and distributions payable	8,184	2,173
Due to Ashford Inc., net	10,005	1,474
Due to third-party hotel managers	2,096	610
Operating lease liabilities	60,692	60,937
Derivative liabilities	284	1,435
Other liabilities	22,343	20,034
Total liabilities	1,571,712	1,355,657

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 3,078,017 shares issued and outstanding at December 31, 2022 and December 31, 2021	65,426	65,426
Series E Redeemable Preferred Stock, $0.01 par value, 12,656,529 and 1,710,399 shares issued and outstanding at December 31, 2022 and December 31, 2021, respectively	291,076	39,339
Series M Redeemable Preferred Stock, $0.01 par value, 1,428,332 and 29,044 shares issued and outstanding at December 31, 2022 and December 31, 2021, respectively	35,182	715
Redeemable noncontrolling interests in operating partnership	40,555	36,087
Equity:
Preferred stock, $0.01 par value, 80,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at December 31, 2022 and December 31, 2021	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 69,919,065 and 65,365,470 shares issued and outstanding at December 31, 2022 and December 31, 2021, respectively	699	653
Additional paid-in capital	734,134	707,418
Accumulated deficit	(324,740)	(309,240)
Total stockholders' equity of the Company	410,109	398,847
Noncontrolling interest in consolidated entities	(16,346)	(16,549)
Total equity	393,763	382,298
Total liabilities and equity	$2,397,714	$1,879,522

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
REVENUE
Rooms	$109,293	$84,848	$431,515	$280,568
Food and beverage	42,641	29,323	159,241	90,299
Other	19,688	16,236	78,829	56,675
Total hotel revenue	171,622	130,407	669,585	427,542
EXPENSES
Hotel operating expenses:
Rooms	24,668	18,249	94,410	59,818
Food and beverage	34,313	24,651	125,555	75,177
Other expenses	56,243	40,771	205,373	138,914
Management fees	5,347	4,038	20,149	13,117
Total hotel operating expenses	120,571	87,709	445,487	287,026
Property taxes, insurance and other	8,035	7,921	30,766	34,997
Depreciation and amortization	20,506	18,881	78,122	73,762
Advisory services fee:
Base advisory fee	3,356	2,825	12,790	10,806
Reimbursable expenses	1,193	601	4,653	2,297
Incentive fee	(491)	—	803	—
Stock/unit-based compensation	2,308	2,872	10,601	9,538
(Gain) loss on legal settlements	—	72	(114)	(917)
Transaction costs	—	(8)	—	563
Corporate, general and administrative:
Stock/unit-based compensation	32	55	659	610
Other general and administrative	4,044	2,585	17,425	8,107
Total operating expenses	159,554	123,513	601,192	426,789
Gain (loss) on insurance settlement and disposition of assets	—	—	—	696
OPERATING INCOME (LOSS)	12,068	6,894	68,393	1,449
Equity in earnings (loss) of unconsolidated entity	(108)	(54)	(328)	(252)
Interest income	1,745	14	2,677	48
Other income (expense)	470	—	497	—
Interest expense	(18,278)	(8,096)	(49,710)	(28,693)
Amortization of loan costs	(595)	(459)	(2,456)	(2,208)
Write-off of loan costs and exit fees	(40)	(3)	(146)	(1,963)
Unrealized gain (loss) on derivatives	445	(32)	4,464	32
INCOME (LOSS) BEFORE INCOME TAXES	(4,293)	(1,736)	23,391	(31,587)
Income tax (expense) benefit	(260)	(558)	(4,043)	(1,324)
NET INCOME (LOSS)	(4,553)	(2,294)	19,348	(32,911)
(Income) loss attributable to noncontrolling interest in consolidated entities	202	104	(2,063)	2,650
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,123	413	476	3,597
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(3,228)	(1,777)	17,761	(26,664)
Preferred dividends	(8,108)	(2,487)	(21,503)	(8,745)
Deemed dividends on redeemable preferred stock	(2,152)	—	(6,954)	—
Gain (loss) on extinguishment of preferred stock	—	—	—	(4,595)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(13,488)	$(4,264)	$(10,696)	$(40,004)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.19)	$(0.06)	$(0.15)	$(0.76)
Weighted average common shares outstanding – basic	70,839	63,743	69,687	52,684
Diluted:
Net income (loss) attributable to common stockholders	$(0.19)	$(0.06)	$(0.15)	$(0.76)
Weighted average common shares outstanding – diluted	70,839	63,743	69,687	52,684
Dividends declared per common share:	$0.05	$—	$0.08	$—

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Net income (loss)	$(4,553)	$(2,294)	$19,348	$(32,911)
Interest expense and amortization of loan costs	18,873	8,555	52,166	30,901
Depreciation and amortization	20,506	18,881	78,122	73,762
Income tax expense (benefit)	260	558	4,043	1,324
Equity in (earnings) loss of unconsolidated entity	108	54	328	252
Company's portion of EBITDA of OpenKey	(114)	(54)	(334)	(250)
EBITDA	35,080	25,700	153,673	73,078
(Gain) loss on insurance settlement and disposition of assets	—	—	—	(696)
EBITDAre	35,080	25,700	153,673	72,382
Amortization of favorable (unfavorable) contract assets (liabilities)	118	118	463	512
Transaction and conversion costs	2,791	489	9,679	2,637
Other (income) expense	(470)	—	(497)	—
Write-off of loan costs and exit fees	40	3	146	1,963
(Gain) loss in insurance settlements	(55)	—	(55)	—
Unrealized (gain) loss on derivatives	(445)	32	(4,464)	(32)
Stock/unit-based compensation	2,344	2,939	11,285	10,204
Legal, advisory and settlement costs	1,069	112	2,170	(208)
Advisory services incentive fee	(1,294)	—	—	—
Company's portion of adjustments to EBITDAre of OpenKey	2	—	8	7
Adjusted EBITDAre	$39,180	$29,393	$172,408	$87,465
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2022	2021	2022	2021
Net income (loss)	$(4,553)	$(2,294)	$19,348	$(32,911)
(Income) loss attributable to noncontrolling interest in consolidated entities	202	104	(2,063)	2,650
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,123	413	476	3,597
Preferred dividends	(8,108)	(2,487)	(21,503)	(8,745)
Deemed dividends on redeemable preferred stock	(2,152)	—	(6,954)	—
Gain (loss) on extinguishment of preferred stock	—	—	—	(4,595)
Net income (loss) attributable to common stockholders	(13,488)	(4,264)	(10,696)	(40,004)
Depreciation and amortization on real estate	19,830	18,229	75,508	71,072
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,123)	(413)	(476)	(3,597)
Equity in (earnings) loss of unconsolidated entity	108	54	328	252
(Gain) loss on insurance settlement and disposition of assets	—	—	—	(696)
Company's portion of FFO of OpenKey	(113)	(54)	(333)	(251)
FFO available to common stockholders and OP unitholders	5,214	13,552	64,331	26,776
Deemed dividends on redeemable preferred stock	2,152	—	6,954
(Gain) loss on extinguishment of preferred stock	—	—	—	4,595
Transaction and conversion costs	2,791	489	9,679	2,637
Interest expense accretion on refundable membership club deposits	178	190	723	772
Write-off of loan costs and exit fees	40	3	146	1,963
Amortization of loan costs	572	437	2,365	2,121
(Gain) loss in insurance settlements	(55)	—	(55)	—
Unrealized (gain) loss on derivatives	(445)	32	(4,464)	(32)
Stock/unit-based compensation	2,344	2,939	11,285	10,204
Legal, advisory and settlement costs	1,069	112	2,170	(208)
Advisory services incentive fee	(1,294)	—	—	—
Company's portion of adjustments to FFO of OpenKey	2	—	8	7
Adjusted FFO available to common stockholders and OP unitholders	$12,568	$17,754	$93,142	$48,835
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.16	$0.25	$1.23	$0.85
Weighted average diluted shares	76,848	70,127	75,635	57,762

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
December 31, 2022
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (11)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel Net Income	Comparable TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA(12)	Comparable TTM EBITDA Debt Yield
BAML	The Ritz-Carlton Sarasota	April 2023	April 2023	LIBOR (1) + 2.65%	$—	$98,500	(3)	$98,500	$17,641	17.9%	$30,377	30.8%
BAML	Hotel Yountville	May 2023	May 2023	LIBOR (1) + 2.55%	—	51,000	(3)	51,000	2,547	5.0%	6,958	13.6%
BAML	See footnote	June 2023	June 2025	LIBOR (1) + 2.16%	—	435,000	(4)	435,000	2,639	0.6%	33,532	7.7%
BAML	Bardessono Hotel and Spa	August 2023	August 2023	SOFR (2) + 2.65%	—	40,000		40,000	4,488	11.2%	9,127	22.8%
Apollo	The Ritz-Carlton St. Thomas	August 2023	August 2024	LIBOR (1) + 3.95%	—	42,500	(5)	42,500	18,920	44.5%	30,137	70.9%
BAML	The Ritz-Carlton Lake Tahoe	January 2024	January 2024	SOFR (2) + 2.20%	—	54,000		54,000	5,020	9.3%	11,383	21.1%
Prudential	Capital Hilton and Hilton La Jolla Torrey Pines	February 2024	February 2024	LIBOR (1) + 1.70%	—	195,000		195,000	14,287	7.3%	27,502	14.1%
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	February 2024	February 2027	SOFR (2) + 2.86%	—	70,500	(6)	70,500	5,668	8.0%	13,620	19.3%
Knighthead Funding	The Ritz-Carlton Reserve Dorado Beach	March 2024	March 2026	LIBOR (1) + 6.00%	—	54,000	(7)	54,000	9,672	17.9%	18,521	34.3%
LoanCore	Mr. C Beverly Hills Hotel	August 2024	August 2024	LIBOR (1) + 3.60%	—	30,000	(8)	30,000	(1,390)	(4.6)%	3,157	10.5%
BAML	Pier House Resort & Spa	September 2024	September 2024	SOFR (2) + 1.95%	—	80,000		80,000	12,377	15.5%	18,115	22.6%
Aareal Capital Corporation	Four Seasons Resort Scottsdale	December 2025	December 2027	SOFR (2) + 3.75%	—	100,000	(9)	100,000	4,095	4.1%	19,497	19.5%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A	N/A	N/A
Total					$86,250	$1,250,500		$1,336,750	$95,964	7.2%	$221,926	16.6%
Percentage					6.5%	93.5%		100.0%
Weighted average interest rate (10)					4.50%	6.49%		6.36%
All indebtedness is non-recourse with the exception of the convertible senior notes.
(1)    LIBOR rate was 4.392% at December 31, 2022.
(2)    SOFR rate was 4.358% at December 31, 2022.
(3)    This mortgage loan has a LIBOR floor of 0.25%.
(4)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the third was exercised in June 2022. This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(5)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in August 2022. This mortgage loan has a LIBOR floor of 1.00%.
(6)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.
(7)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 0.75%.
(8)    This mortgage loan has a LIBOR floor of 1.50%.
(9)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 1.00%.
(10)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(11)    The final maturity date assumes all available extension options will be exercised.
(12)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
December 31, 2022
(dollars in thousands)
(unaudited)

Lender	Hotels	2023	2024	2025	2026	2027	Thereafter	Total
BAML	Hotel Yountville	$51,000	$—	$—	$—	$—	$—	$51,000
BAML	Bardessono Hotel and Spa	40,000	—	—	—	—	—	40,000
BAML	The Ritz-Carlton Sarasota	98,000	—	—	—	—	—	98,000
BAML	The Ritz-Carlton Lake Tahoe	—	54,000	—	—	—	—	54,000
Prudential	Capital Hilton and Hilton La Jolla Torrey Pines	—	195,000	—	—	—	—	195,000
Apollo	The Ritz-Carlton St. Thomas	—	42,500	—	—	—	—	42,500
LoanCore	Mr. C Beverly Hills Hotel	—	30,000	—	—	—	—	30,000
BAML	Pier House Resort & Spa	—	80,000	—	—	—	—	80,000
BAML	See footnote 1	—	—	435,000	—	—	—	435,000
Knighthead Funding	The Ritz-Carlton Reserve Dorado Beach	—	—	—	54,000	—	—	54,000
Convertible Senior Notes	N/A	—	—	—	86,250	—	—	86,250
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	—	—	—	—	70,500	—	70,500
Aareal Capital Corporation	Four Seasons Resort Scottsdale	—	—	—	—	96,000	—	96,000
Principal due in future periods		$189,000	$401,500	$435,000	$140,250	$166,500	$—	$1,332,250
Scheduled amortization payments remaining		500	—	—	2,000	2,000	—	4,500
Total indebtedness		$189,500	$401,500	$435,000	$142,250	$168,500	$—	$1,336,750
(1)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$111,422	$4,960	$116,382	$85,482	$21,721	$107,203	30.35%	8.56%
RevPAR	$298.03	$387.17	$300.98	$239.62	$747.14	$277.86	24.38%	8.32%
Occupancy	64.50%	54.47%	64.17%	61.12%	58.10%	60.89%	5.54%	5.39%
ADR	$462.04	$710.76	$469.03	$392.08	$1,285.86	$456.35	17.84%	2.78%

ALL HOTELS:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$438,220	$39,586	$477,806	$279,812	$84,135	$363,947	56.61%	31.28%
RevPAR	$300.90	$511.09	$311.51	$202.57	$558.91	$237.59	48.54%	31.11%
Occupancy	65.62%	46.76%	64.66%	52.44%	46.96%	51.90%	25.12%	24.58%
ADR	$458.58	$1,093.04	$481.75	$386.26	$1,190.21	$457.74	18.72%	5.24%

NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information for prior periods has been revised to include the operations of condominium units not owned by The Ritz-Carlton Lake Tahoe in order to be comparable to the current period.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$99,835	$4,960	$104,795	$76,112	$21,721	$97,833	31.17%	7.12%
RevPAR	$308.92	$387.17	$311.91	$311.91	$747.14	$291.94	(0.96)%	6.84%
Occupancy	65.62%	54.47%	65.19%	66.81%	58.10%	61.13%	(1.78)%	6.66%
ADR	$470.78	$710.76	$478.43	$466.85	$1,285.86	$477.60	0.84%	0.17%

ALL HOTELS NOT UNDER RENOVATION:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
Rooms revenue (in thousands)	$391,522	$39,586	$431,108	$247,404	$84,135	$331,539	58.25%	30.03%
RevPAR	$311.91	$511.09	$323.48	$209.63	$558.91	$249.14	48.79%	29.84%
Occupancy	66.81%	46.76%	65.65%	52.32%	46.96%	51.72%	27.69%	26.94%
ADR	$466.85	$1,093.04	$492.77	$400.66	$1,190.21	$481.76	16.52%	2.29%

NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at December 31, 2022, and not under renovation during the three months ended December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    The above information for prior periods has been revised to include the operations of condominium units not owned by The Ritz-Carlton Lake Tahoe in order to be comparable to the current period.
(4)    Excluded hotels under renovation:
Marriott Seattle Waterfront; Park Hyatt Beaver Creek

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Year Ended
	December 31,			December 31,
	2022	2021	% Variance	2022	2021	% Variance
Total hotel revenue	$173,363	$130,925	32.41%	$675,072	$428,093	57.69%
Non-comparable adjustments	13,930	38,883		71,228	131,666
Comparable total hotel revenue	$187,293	$169,808	10.30%	$746,300	$559,759	33.33%

Hotel net income (loss)	$13,699	$11,933	14.80%	$90,713	$17,368	422.30%
Non-comparable adjustments	1,574	7,250		5,251	10,433
Comparable hotel net income (loss)	$15,273	$19,183	(20.38)%	$95,964	$27,801	245.18%
Hotel net income (loss) margin	7.90%	9.11%	(1.21)%	13.44%	4.06%	9.38%
Comparable hotel net income margin	8.15%	11.30%	(3.15)%	12.86%	4.97%	7.89%

Hotel EBITDA	$47,065	$35,498	32.58%	$200,505	$107,986	85.68%
Non-comparable adjustments	5,141	12,643		21,421	34,468
Comparable hotel EBITDA	$52,206	$48,141	8.44%	$221,926	$142,454	55.79%
Hotel EBITDA margin	27.15%	27.11%	0.04%	29.70%	25.22%	4.48%
Comparable hotel EBITDA margin	27.87%	28.35%	(0.48)%	29.74%	25.45%	4.29%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$714	$(15)	4,938.98%	$3,572	$(2,292)	255.85%
Hotel net income (loss) attributable to the Company and OP unitholders	$12,985	$11,948	8.68%	$87,141	$19,660	343.25%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$14,559	$19,198	(24.16)%	$92,392	$30,093	207.02%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,798	$388	363.40%	$6,876	$723	851.04%
Hotel EBITDA attributable to the Company and OP unitholders	$45,267	$35,110	28.93%	$193,629	$107,263	80.52%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$50,408	$47,753	5.56%	$215,050	$141,731	51.73%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Year Ended
	December 31,			December 31,
	2022	2021	% Variance	2022	2021	% Variance
Total hotel revenue	$155,321	$115,953	33.95%	$598,072	$373,594	60.09%
Non-comparable adjustments	13,930	38,883		71,228	131,666
Comparable total hotel revenue	$169,251	$154,836	9.31%	$669,300	$505,260	32.47%

Hotel net income (loss)	$13,094	$11,095	18.02%	$81,255	$13,656	495.01%
Non-comparable adjustments	1,574	7,250		5,251	10,433
Comparable hotel net income (loss)	$14,668	$18,345	(20.04)%	$86,506	$24,089	259.11%
Hotel net income (loss) margin	8.43%	9.57%	(1.14)%	13.59%	3.66%	9.93%
Comparable hotel net income margin	8.67%	11.85%	(3.18)%	12.92%	4.77%	8.15%

Hotel EBITDA	$42,546	$32,134	32.40%	$177,668	$94,820	87.37%
Non-comparable adjustments	5,141	12,643		21,421	34,468
Comparable hotel EBITDA	$47,687	$44,777	6.50%	$199,089	$129,288	53.99%
Hotel EBITDA margin	27.39%	27.71%	(0.32)%	29.71%	25.38%	4.33%
Comparable hotel EBITDA margin	28.18%	28.92%	(0.74)%	29.75%	25.59%	4.16%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$714	$(15)	4,938.98%	$3,572	$(2,292)	(255.85)%
Hotel net income (loss) attributable to the Company and OP unitholders	$12,380	$11,110	11.44%	$77,683	$15,948	387.11%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$13,954	$18,360	(24.00)%	$82,934	$26,381	214.37%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,798	$388	363.40%	$6,876	$723	851.04%
Hotel EBITDA attributable to the Company and OP unitholders	$40,748	$31,746	28.36%	$170,792	$94,097	81.51%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$45,889	$44,389	3.38%	$192,213	$128,565	49.51%
NOTES:
(1)    The above comparable information assumes the 14 hotel properties owned and included in the Company's operations at December 31, 2022, and not under renovation during the three months ended December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(4)    Excluded hotels under renovation:
Marriott Seattle Waterfront; Park Hyatt Beaver Creek

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$8,532	$—	$8,532	$4,062	$—	$4,062	110.04%	110.04%
Total hotel revenue	$13,183	$—	$13,183	$6,619	$—	$6,619	99.17%	99.17%
Hotel net income (loss)	$(21)	$—	$(21)	$(1,447)	$—	$(1,447)	98.55%	98.55%
Hotel net income (loss) margin	(0.16)%		(0.16)%	(21.86)%		(21.86)%	21.70%	21.70%
Hotel EBITDA	$3,284	$—	$3,284	$409	$—	$409	702.93%	702.93%
Hotel EBITDA margin	24.91%		24.91%	6.18%		6.18%	18.73%	18.73%
Selected Operating Information:
RevPAR	$168.61	$—	$168.61	$80.28	$—	$80.28	110.03%	110.03%
Occupancy	72.96%	—%	72.96%	43.74%	—%	43.74%	66.83%	66.83%
ADR	$231.08	$—	$231.08	$183.55	$—	$183.55	25.90%	25.90%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$6,067	$—	$6,067	$4,862	$—	$4,862	24.78%	24.78%
Total hotel revenue	$11,535	$—	$11,535	$8,323	$—	$8,323	38.59%	38.59%
Hotel net income (loss)	$2,876	$—	$2,876	$1,388	$—	$1,388	107.20%	107.20%
Hotel net income (loss) margin	24.93%		24.93%	16.68%		16.68%	8.25%	8.25%
Hotel EBITDA	$3,909	$—	$3,909	$2,445	$—	$2,445	59.88%	59.88%
Hotel EBITDA margin	33.89%		33.89%	29.38%		29.38%	4.51%	4.51%
Selected Operating Information:
RevPAR	$167.37	$—	$167.37	$134.15	$—	$134.15	24.77%	24.77%
Occupancy	70.27%	—%	70.27%	63.55%	—%	63.55%	10.58%	10.58%
ADR	$238.16	$—	$238.16	$211.08	$—	$211.08	12.83%	12.83%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$6,363	$—	$6,363	$4,815	$—	$4,815	32.15%	32.15%
Total hotel revenue	$8,559	$—	$8,559	$6,574	$—	$6,574	30.19%	30.19%
Hotel net income (loss)	$(91)	$—	$(91)	$(1,776)	$—	$(1,776)	94.88%	94.88%
Hotel net income (loss) margin	(1.06)%		(1.06)%	(27.02)%		(27.02)%	25.96%	25.96%
Hotel EBITDA	$1,320	$—	$1,320	$(126)	$—	$(126)	1,147.62%	1,147.62%
Hotel EBITDA margin	15.42%		15.42%	(1.92)%		(1.92)%	17.34%	17.34%
Selected Operating Information:
RevPAR	$166.66	$—	$166.66	$126.11	$—	$126.11	32.16%	32.16%
Occupancy	66.17%	—%	66.17%	61.34%	—%	61.34%	7.89%	7.89%
ADR	$251.85	$—	$251.85	$205.60	$—	$205.60	22.49%	22.49%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$4,460	$—	$4,460	$5,399	$—	$5,399	(17.39)%	(17.39)%
Total hotel revenue	$6,083	$—	$6,083	$6,822	$—	$6,822	(10.83)%	(10.83)%
Hotel net income (loss)	$702	$—	$702	$1,731	$—	$1,731	(59.45)%	(59.45)%
Hotel net income (loss) margin	11.54%		11.54%	25.37%		25.37%	(13.83)%	(13.83)%
Hotel EBITDA	$2,038	$—	$2,038	$2,771	$—	$2,771	(26.45)%	(26.45)%
Hotel EBITDA margin	33.50%		33.50%	40.62%		40.62%	(7.12)%	(7.12)%
Selected Operating Information:
RevPAR	$745.87	$—	$745.87	$902.76	$—	$902.76	(17.38)%	(17.38)%
Occupancy	60.75%	—%	60.75%	70.95%	—%	70.95%	(14.38)%	(14.38)%
ADR	$1,227.73	$—	$1,227.73	$1,272.33	$—	$1,272.33	(3.51)%	(3.51)%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$5,758	$—	$5,758	$7,046	$—	$7,046	(18.28)%	(18.28)%
Total hotel revenue	$7,316	$—	$7,316	$8,696	$—	$8,696	(15.87)%	(15.87)%
Hotel net income (loss)	$1,655	$—	$1,655	$3,787	$—	$3,787	(56.30)%	(56.30)%
Hotel net income (loss) margin	22.62%		22.62%	43.55%		43.55%	(20.93)%	(20.93)%
Hotel EBITDA	$3,503	$—	$3,503	$4,965	$—	$4,965	(29.45)%	(29.45)%
Hotel EBITDA margin	47.88%		47.88%	57.10%		57.10%	(9.22)%	(9.22)%
Selected Operating Information:
RevPAR	$440.75	$—	$440.75	$539.33	$—	$539.33	(18.28)%	(18.28)%
Occupancy	63.70%	—%	63.70%	75.42%	—%	75.42%	(15.54)%	(15.54)%
ADR	$691.90	$—	$691.90	$715.09	$—	$715.09	(3.24)%	(3.24)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$3,486	$—	$3,486	$3,855	$—	$3,855	(9.57)%	(9.57)%
Total hotel revenue	$4,269	$—	$4,269	$4,620	$—	$4,620	(7.60)%	(7.60)%
Hotel net income (loss)	$672	$—	$672	$1,059	$—	$1,059	(36.54)%	(36.54)%
Hotel net income (loss) margin	15.74%		15.74%	22.92%		22.92%	(7.18)%	(7.18)%
Hotel EBITDA	$1,884	$—	$1,884	$2,121	$—	$2,121	(11.17)%	(11.17)%
Hotel EBITDA margin	44.13%		44.13%	45.91%		45.91%	(1.78)%	(1.78)%
Selected Operating Information:
RevPAR	$473.63	$—	$473.63	$523.83	$—	$523.83	(9.58)%	(9.58)%
Occupancy	54.47%	—%	54.47%	58.25%	—%	58.25%	(6.48)%	(6.48)%
ADR	$869.53	$—	$869.53	$899.31	$—	$899.31	(3.31)%	(3.31)%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$6,556	$—	$6,556	$5,245	$—	$5,245	25.00%	25.00%
Total hotel revenue	$11,602	$—	$11,602	$9,724	$—	$9,724	19.31%	19.31%
Hotel net income (loss)	$322	$—	$322	$577	$—	$577	(44.19)%	(44.19)%
Hotel net income (loss) margin	2.78%		2.78%	5.93%		5.93%	(3.15)%	(3.15)%
Hotel EBITDA	$2,734	$—	$2,734	$2,023	$—	$2,023	35.15%	35.15%
Hotel EBITDA margin	23.56%		23.56%	20.80%		20.80%	2.76%	2.76%
Selected Operating Information:
RevPAR	$375.04	$—	$375.04	$300.05	$—	$300.05	24.99%	24.99%
Occupancy	52.04%	—%	52.04%	49.98%	—%	49.98%	4.12%	4.12%
ADR	$720.64	$—	$720.64	$600.31	$—	$600.31	20.04%	20.04%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$6,981	$—	$6,981	$4,321	$—	$4,321	61.56%	61.56%
Total hotel revenue	$8,735	$—	$8,735	$5,394	$—	$5,394	61.94%	61.94%
Hotel net income (loss)	$799	$—	$799	$(683)	$—	$(683)	216.98%	216.98%
Hotel net income (loss) margin	9.15%		9.15%	(12.66)%		(12.66)%	21.81%	21.81%
Hotel EBITDA	$2,865	$—	$2,865	$1,293	$—	$1,293	121.58%	121.58%
Hotel EBITDA margin	32.80%		32.80%	23.97%		23.97%	8.83%	8.83%
Selected Operating Information:
RevPAR	$152.07	$—	$152.07	$94.12	$—	$94.12	61.58%	61.58%
Occupancy	63.14%	—%	63.14%	49.14%	—%	49.14%	28.49%	28.49%
ADR	$240.84	$—	$240.84	$191.52	$—	$191.52	25.75%	25.75%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$7,183	$—	$7,183	$5,474	$—	$5,474	31.22%	31.22%
Total hotel revenue	$8,373	$—	$8,373	$6,513	$—	$6,513	28.56%	28.56%
Hotel net income (loss)	$(1,477)	$—	$(1,477)	$(3,338)	$—	$(3,338)	55.75%	55.75%
Hotel net income (loss) margin	(17.64)%		(17.64)%	(51.25)%		(51.25)%	33.61%	33.61%
Hotel EBITDA	$1,190	$—	$1,190	$157	$—	$157	657.96%	657.96%
Hotel EBITDA margin	14.21%		14.21%	2.41%		2.41%	11.80%	11.80%
Selected Operating Information:
RevPAR	$190.44	$—	$190.44	$145.12	$—	$145.12	31.23%	31.23%
Occupancy	65.61%	—%	65.61%	74.02%	—%	74.02%	(11.35)%	(11.35)%
ADR	$290.25	$—	$290.25	$196.06	$—	$196.06	48.04%	48.04%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$9,677	$—	$9,677	$10,964	$—	$10,964	(11.74)%	(11.74)%
Total hotel revenue	$22,971	$—	$22,971	$23,513	$—	$23,513	(2.31)%	(2.31)%
Hotel net income (loss)	$1,194	$—	$1,194	$4,512	$—	$4,512	(73.54)%	(73.54)%
Hotel net income (loss) margin	5.20%		5.20%	19.19%		19.19%	(13.99)%	(13.99)%
Hotel EBITDA	$6,158	$—	$6,158	$6,944	$—	$6,944	(11.32)%	(11.32)%
Hotel EBITDA margin	26.81%		26.81%	29.53%		29.53%	(2.72)%	(2.72)%
Selected Operating Information:
RevPAR	$381.12	$—	$381.12	$443.70	$—	$443.70	(14.10)%	(14.10)%
Occupancy	66.71%	—%	66.71%	78.54%	—%	78.54%	(15.06)%	(15.06)%
ADR	$571.31	$—	$571.31	$564.93	$—	$564.93	1.13%	1.13%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$7,751	$—	$7,751	$8,396	$—	$8,396	(7.68)%	(7.68)%
Total hotel revenue	$13,666	$—	$13,666	$13,862	$—	$13,862	(1.41)%	(1.41)%
Hotel net income (loss)	$681	$—	$681	$2,544	$—	$2,544	(73.23)%	(73.23)%
Hotel net income (loss) margin	4.98%		4.98%	18.35%		18.35%	(13.37)%	(13.37)%
Hotel EBITDA	$2,581	$—	$2,581	$3,894	$—	$3,894	(33.72)%	(33.72)%
Hotel EBITDA margin	18.89%		18.89%	28.09%		28.09%	(9.20)%	(9.20)%
Selected Operating Information:
RevPAR	$462.91	$—	$462.91	$506.99	$—	$506.99	(8.69)%	(8.69)%
Occupancy	56.59%	—%	56.59%	57.90%	—%	57.90%	(2.27)%	(2.27)%
ADR	$818.04	$—	$818.04	$875.56	$—	$875.56	(6.57)%	(6.57)%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$5,031	$—	$5,031	$4,125	$—	$4,125	21.96%	21.96%
Total hotel revenue	$6,440	$—	$6,440	$5,248	$—	$5,248	22.71%	22.71%
Hotel net income (loss)	$283	$—	$283	$261	$—	$261	8.43%	8.43%
Hotel net income (loss) margin	4.39%		4.39%	4.97%		4.97%	(0.58)%	(0.58)%
Hotel EBITDA	$1,785	$—	$1,785	$1,341	$—	$1,341	33.11%	33.11%
Hotel EBITDA margin	27.72%		27.72%	25.55%		25.55%	2.17%	2.17%
Selected Operating Information:
RevPAR	$151.49	$—	$151.49	$124.19	$—	$124.19	21.98%	21.98%
Occupancy	60.21%	—%	60.21%	64.24%	—%	64.24%	(6.28)%	(6.28)%
ADR	$251.61	$—	$251.61	$193.33	$—	$193.33	30.15%	30.15%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$13,280	$(1,652)	$11,628	$13,922	$—	$13,922	(4.61)%	(16.48)%
Total hotel revenue	$19,725	$(1,652)	$18,073	$20,697	$—	$20,697	(4.70)%	(12.68)%
Hotel net income (loss)	$3,752	$(1,653)	$2,099	$3,745	$—	$3,745	0.19%	(43.95)%
Hotel net income (loss) margin	19.02%		11.61%	18.09%		18.09%	0.93%	(6.48)%
Hotel EBITDA	$6,606	$(1,652)	$4,954	$6,638	$—	$6,638	(0.48)%	(25.37)%
Hotel EBITDA margin	33.49%		27.41%	32.07%		32.07%	1.42%	(4.66)%
Selected Operating Information:
RevPAR	$801.98	$—	$702.18	$840.70	$—	$840.70	(4.61)%	(16.48)%
Occupancy	59.30%	—%	59.30%	74.48%	—%	74.48%	(20.38)%	(20.38)%
ADR	$1,352.42	$—	$1,184.13	$1,128.76	$—	$1,128.76	19.82%	4.91%

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$3,298	$—	$3,298	$2,996	$(109)	$2,887	10.08%	14.24%
Total hotel revenue	$4,656	$—	$4,656	$4,320	$—	$4,320	7.78%	7.78%
Hotel net income (loss)	$(816)	$—	$(816)	$(427)	$—	$(427)	(91.10)%	(91.10)%
Hotel net income (loss) margin	(17.53)%		(17.53)%	(9.88)%		(9.88)%	(7.65)%	(7.65)%
Hotel EBITDA	$456	$—	$456	$623	$—	$623	(26.81)%	(26.81)%
Hotel EBITDA margin	9.79%		9.79%	—%		14.42%	9.79%	(4.63)%
Selected Operating Information:
RevPAR	$250.68	$—	$250.68	$227.78	$—	$219.46	10.05%	14.22%
Occupancy	76.14%	—%	76.14%	69.73%	—%	69.73%	9.19%	9.19%
ADR	$329.23	$—	$329.23	$326.65	$—	$314.72	0.79%	4.61%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$13,892	$—	$13,892	$—	$12,645	$12,645	—%	9.86%
Total hotel revenue	$21,056	$—	$21,056	$—	$20,321	$20,321	—%	3.62%
Hotel net income (loss)	$2,235	$—	$2,235	$—	$3,260	$3,260	—%	(31.44)%
Hotel net income (loss) margin	10.61%		10.61%	—%		16.04%	10.61%	(5.43)%
Hotel EBITDA	$5,042	$—	$5,042	$—	$5,195	$5,195	—%	(2.95)%
Hotel EBITDA margin	23.95%		23.95%	—%		25.56%	23.95%	(1.61)%
Selected Operating Information:
RevPAR	$1,424.51	$—	$1,424.51	$—	$1,296.69	$1,296.69	—%	9.86%
Occupancy	56.54%	—%	56.54%	—%	59.93%	59.93%	—%	(5.65)%
ADR	$2,519.37	$—	$2,519.37	$—	$2,163.81	$2,163.81	—%	16.43%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$3,107	$6,612	$9,719	$—	$9,185	$9,185	—%	5.81%
Total hotel revenue	$5,194	$15,582	$20,776	$—	$18,562	$18,562	—%	11.93%
Hotel net income (loss)	$933	$3,227	$4,160	$—	$3,990	$3,990	—%	4.26%
Hotel net income (loss) margin	17.96%		20.02%	—%		21.50%	17.96%	(1.48)%
Hotel EBITDA	$1,710	$6,793	$8,503	$—	$7,448	$7,448	—%	14.16%
Hotel EBITDA margin	32.92%		40.93%	—%		40.12%	32.92%	0.81%
Selected Operating Information:
RevPAR	$477.19	$516.18	$503.04	$—	$475.41	$475.41	—%	5.81%
Occupancy	45.15%	54.47%	51.33%	—%	57.18%	57.18%	—%	(10.24)%
ADR	$1,056.99	$947.59	$980.01	$—	$831.37	$831.37	—%	17.88%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$74,034	$4,960	$78,994	$59,689	$21,830	$81,519	24.03%	(3.10)%
Total hotel revenue	$123,417	$13,930	$137,347	$96,257	$38,883	$135,140	28.22%	1.63%
Hotel net income (loss)	$15,024	$1,574	$16,598	$19,344	$7,251	$26,595	(22.33)%	(37.59)%
Hotel net income (loss) margin	12.17%		12.08%	20.10%		19.68%	(7.93)%	(7.60)%
Hotel EBITDA	$36,165	$5,141	$41,306	$31,801	$12,643	$44,444	13.72%	(7.06)%
Hotel EBITDA margin	29.30%		30.07%	33.04%		32.89%	(3.74)%	(2.82)%
Selected Operating Information:
RevPAR	$477.36	$387.17	$470.48	$432.65	$—	$488.04	10.34%	(3.60)%
Occupancy	61.40%	54.47%	60.87%	66.31%	—%	64.88%	(7.41)%	(6.19)%
ADR	$777.50	$710.76	$772.94	$652.43	$—	$752.17	19.17%	2.76%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$37,388	$—	$37,388	$25,793	$(109)	$25,684	44.95%	45.57%
Total hotel revenue	$49,946	$—	$49,946	$34,668	$—	$34,668	44.07%	44.07%
Hotel net income (loss)	$(1,325)	$—	$(1,325)	$(7,411)	$—	$(7,411)	82.12%	82.12%
Hotel net income (loss) margin	(2.65)%		(2.65)%	(21.38)%		(21.38)%	18.73%	18.73%
Hotel EBITDA	$10,900	$—	$10,900	$3,697	$—	$3,697	194.83%	194.83%
Hotel EBITDA margin	21.82%		21.82%	10.66%		10.66%	11.16%	11.16%
Selected Operating Information:
RevPAR	$170.90	$—	$170.90	$117.89	$—	$117.39	44.96%	45.58%
Occupancy	66.71%	—%	66.71%	57.84%	—%	57.84%	15.33%	15.33%
ADR	$256.20	$—	$256.20	$203.84	$—	$202.97	25.69%	26.22%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$111,422	$4,960	$116,382	$85,482	$21,721	$107,203	30.35%	8.56%
Total hotel revenue	$173,363	$13,930	$187,293	$130,925	$38,883	$169,808	32.41%	10.30%
Hotel net income (loss)	$13,699	$1,574	$15,273	$11,933	$7,250	$19,183	14.80%	(20.38)%
Hotel net income (loss) margin	7.90%		8.15%	9.11%		11.30%	(1.21)%	(3.15)%
Hotel EBITDA	$47,065	$5,141	$52,206	$35,498	$12,643	$48,141	32.58%	8.44%
Hotel EBITDA margin	27.15%		27.87%	27.11%		28.35%	0.04%	(0.48)%
Selected Operating Information:
RevPAR	$298.03	$387.17	$300.98	$239.62	$747.14	$277.86	24.38%	8.32%
Occupancy	64.50%	54.47%	64.17%	61.12%	58.10%	60.89%	5.54%	5.39%
ADR	$462.04	$710.76	$469.03	$392.08	$1,285.86	$456.35	17.84%	2.78%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    Rooms revenue, RevPAR, Occupancy and ADR have been revised in prior periods to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton to be comparable to the current period.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale,
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Mr. C Beverly Hills Hotel
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$29,877	$—	$29,877	$9,773	$—	$9,773	205.71%	205.71%
Total hotel revenue	$45,113	$—	$45,113	$13,929	$—	$13,929	223.88%	223.88%
Hotel net income (loss)	$1,125	$—	$1,125	$(11,082)	$—	$(11,082)	110.15%	110.15%
Hotel net income (loss) margin	2.49%		2.49%	(79.56)%		(79.56)%	82.05%	82.05%
Hotel EBITDA	$10,174	$—	$10,174	$(3,342)	$—	$(3,342)	404.43%	404.43%
Hotel EBITDA margin	22.55%		22.55%	(23.99)%		(23.99)%	46.54%	46.54%
Selected Operating Information:
RevPAR	$148.82	$—	$148.82	$48.68	$—	$48.68	205.69%	205.69%
Occupancy	65.17%	—%	65.17%	30.47%	—%	30.47%	113.87%	113.87%
ADR	$228.36	$—	$228.36	$159.77	$—	$159.77	42.93%	42.93%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$27,880	$—	$27,880	$16,927	$—	$16,927	64.71%	64.71%
Total hotel revenue	$49,076	$—	$49,076	$25,816	$—	$25,816	90.10%	90.10%
Hotel net income (loss)	$13,162	$—	$13,162	$1,915	$—	$1,915	587.31%	587.31%
Hotel net income (loss) margin	26.82%		26.82%	7.42%		7.42%	19.40%	19.40%
Hotel EBITDA	$17,328	$—	$17,328	$6,235	$—	$6,235	177.91%	177.91%
Hotel EBITDA margin	35.31%		35.31%	24.15%		24.15%	11.16%	11.16%
Selected Operating Information:
RevPAR	$193.87	$—	$193.87	$117.70	$—	$117.70	64.71%	64.71%
Occupancy	77.25%	—%	77.25%	57.80%	—%	57.80%	33.65%	33.65%
ADR	$250.95	$—	$250.95	$203.63	$—	$203.63	23.24%	23.24%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$24,829	$—	$24,829	$14,422	$—	$14,422	72.16%	72.16%
Total hotel revenue	$33,635	$—	$33,635	$18,993	$—	$18,993	77.09%	77.09%
Hotel net income (loss)	$2,226	$—	$2,226	$(10,181)	$—	$(10,181)	121.86%	121.86%
Hotel net income (loss) margin	6.62%		6.62%	(53.60)%		(53.60)%	60.22%	60.22%
Hotel EBITDA	$8,288	$—	$8,288	$(3,560)	$—	$(3,560)	332.81%	332.81%
Hotel EBITDA margin	24.64%		24.64%	(18.74)%		(18.74)%	43.38%	43.38%
Selected Operating Information:
RevPAR	$163.92	$—	$163.92	$95.21	$—	$95.21	72.16%	72.16%
Occupancy	65.36%	—%	65.36%	46.93%	—%	46.93%	39.28%	39.28%
ADR	$250.78	$—	$250.78	$202.88	$—	$202.88	23.61%	23.61%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$19,082	$—	$19,082	$18,391	$—	$18,391	3.76%	3.76%
Total hotel revenue	$25,259	$—	$25,259	$23,329	$—	$23,329	8.27%	8.27%
Hotel net income (loss)	$4,488	$—	$4,488	$5,053	$—	$5,053	(11.18)%	(11.18)%
Hotel net income (loss) margin	17.77%		17.77%	21.66%		21.66%	(3.89)%	(3.89)%
Hotel EBITDA	$9,127	$—	$9,127	$9,208	$—	$9,208	(0.88)%	(0.88)%
Hotel EBITDA margin	36.13%		36.13%	39.47%		39.47%	(3.34)%	(3.34)%
Selected Operating Information:
RevPAR	$804.31	$—	$804.31	$775.18	$—	$775.18	3.76%	3.76%
Occupancy	63.96%	—%	63.96%	67.92%	—%	67.92%	(5.83)%	(5.83)%
ADR	$1,257.56	$—	$1,257.56	$1,141.39	$—	$1,141.39	10.18%	10.18%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$27,419	$—	$27,419	$25,082	$—	$25,082	9.32%	9.32%
Total hotel revenue	$34,104	$—	$34,104	$31,408	$—	$31,408	8.58%	8.58%
Hotel net income (loss)	$12,377	$—	$12,377	$13,411	$—	$13,411	(7.71)%	(7.71)%
Hotel net income (loss) margin	36.29%		36.29%	42.70%		42.70%	(6.41)%	(6.41)%
Hotel EBITDA	$18,115	$—	$18,115	$18,039	$—	$18,039	0.42%	0.42%
Hotel EBITDA margin	53.12%		53.12%	57.43%		57.43%	(4.31)%	(4.31)%
Selected Operating Information:
RevPAR	$529.03	$—	$529.03	$483.93	$—	$483.93	9.32%	9.32%
Occupancy	74.81%	—%	74.81%	81.83%	—%	81.83%	(8.57)%	(8.57)%
ADR	$707.12	$—	$707.12	$591.40	$—	$591.40	19.57%	19.57%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$14,314	$—	$14,314	$12,886	$—	$12,886	11.08%	11.08%
Total hotel revenue	$17,194	$—	$17,194	$15,175	$—	$15,175	13.30%	13.30%
Hotel net income (loss)	$2,547	$—	$2,547	$2,310	$—	$2,310	10.26%	10.26%
Hotel net income (loss) margin	14.81%		14.81%	15.22%		15.22%	(0.41)%	(0.41)%
Hotel EBITDA	$6,958	$—	$6,958	$6,433	$—	$6,433	8.16%	8.16%
Hotel EBITDA margin	40.47%		40.47%	42.39%		42.39%	(1.92)%	(1.92)%
Selected Operating Information:
RevPAR	$490.21	$—	$490.21	$441.29	$—	$441.29	11.09%	11.09%
Occupancy	54.06%	—%	54.06%	57.90%	—%	57.90%	(6.64)%	(6.64)%
ADR	$906.82	$—	$906.82	$762.15	$—	$762.15	18.98%	18.98%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$25,253	$—	$25,253	$17,303	$—	$17,303	45.95%	45.95%
Total hotel revenue	$50,615	$—	$50,615	$36,184	$—	$36,184	39.88%	39.88%
Hotel net income (loss)	$5,668	$—	$5,668	$4,005	$—	$4,005	41.52%	41.52%
Hotel net income (loss) margin	11.20%		11.20%	11.07%		11.07%	0.13%	0.13%
Hotel EBITDA	$13,620	$—	$13,620	$9,609	$—	$9,609	41.74%	41.74%
Hotel EBITDA margin	26.91%		26.91%	26.56%		26.56%	0.35%	0.35%
Selected Operating Information:
RevPAR	$364.13	$—	$364.13	$249.50	$—	$249.50	45.94%	45.94%
Occupancy	60.58%	—%	60.58%	54.94%	—%	54.94%	10.28%	10.28%
ADR	$601.05	$—	$601.05	$454.17	$—	$454.17	32.34%	32.34%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$22,237	$—	$22,237	$11,889	$—	$11,889	87.04%	87.04%
Total hotel revenue	$27,536	$—	$27,536	$14,158	$—	$14,158	94.49%	94.49%
Hotel net income (loss)	$(505)	$—	$(505)	$(6,261)	$—	$(6,261)	91.93%	91.93%
Hotel net income (loss) margin	(1.83)%		(1.83)%	(44.22)%		(44.22)%	42.39%	42.39%
Hotel EBITDA	$7,673	$—	$7,673	$1,924	$—	$1,924	298.80%	298.80%
Hotel EBITDA margin	27.87%		27.87%	13.59%		13.59%	14.28%	14.28%
Selected Operating Information:
RevPAR	$122.10	$—	$122.10	$65.27	$—	$65.27	87.05%	87.05%
Occupancy	55.92%	—%	55.92%	36.94%	—%	36.94%	51.37%	51.37%
ADR	$218.34	$—	$218.34	$176.70	$—	$176.70	23.57%	23.57%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$31,334	$—	$31,334	$14,627	$—	$14,627	114.22%	114.22%
Total hotel revenue	$36,163	$—	$36,163	$17,380	$—	$17,380	108.07%	108.07%
Hotel net income (loss)	$(2,872)	$—	$(2,872)	$(15,467)	$—	$(15,467)	81.43%	81.43%
Hotel net income (loss) margin	(7.94)%		(7.94)%	(88.99)%		(88.99)%	81.05%	81.05%
Hotel EBITDA	$8,354	$—	$8,354	$(2,217)	$—	$(2,217)	476.82%	476.82%
Hotel EBITDA margin	23.10%		23.10%	(12.76)%		(12.76)%	35.86%	35.86%
Selected Operating Information:
RevPAR	$209.38	$—	$209.38	$97.74	$—	$97.74	114.23%	114.23%
Occupancy	70.05%	—%	70.05%	55.97%	—%	55.97%	25.16%	25.16%
ADR	$298.91	$—	$298.91	$174.64	$—	$174.64	71.16%	71.16%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$46,210	$—	$46,210	$40,892	$—	$40,892	13.00%	13.00%
Total hotel revenue	$98,364	$—	$98,364	$82,808	$—	$82,808	18.79%	18.79%
Hotel net income (loss)	$17,641	$—	$17,641	$15,342	$—	$15,342	14.99%	14.99%
Hotel net income (loss) margin	17.93%		17.93%	18.53%		18.53%	(0.60)%	(0.60)%
Hotel EBITDA	$30,377	$—	$30,377	$25,663	$—	$25,663	18.37%	18.37%
Hotel EBITDA margin	30.88%		30.88%	30.99%		30.99%	(0.11)%	(0.11)%
Selected Operating Information:
RevPAR	$459.97	$—	$459.97	$420.14	$—	$420.14	9.48%	9.48%
Occupancy	74.47%	—%	74.47%	76.99%	—%	76.99%	(3.28)%	(3.28)%
ADR	$617.66	$—	$617.66	$545.68	$—	$545.68	13.19%	13.19%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$31,263	$—	$31,263	$23,165	$3,180	$26,345	34.96%	18.67%
Total hotel revenue	$54,779	$—	$54,779	$43,685	$1,430	$45,115	25.40%	21.42%
Hotel net income (loss)	$5,020	$—	$5,020	$2,793	$—	$2,793	79.74%	79.74%
Hotel net income (loss) margin	9.16%		9.16%	6.39%		6.19%	2.77%	2.97%
Hotel EBITDA	$11,383	$—	$11,383	$7,835	$—	$7,835	45.28%	45.28%
Hotel EBITDA margin	20.78%		20.78%	17.94%		17.37%	2.84%	3.41%
Selected Operating Information:
RevPAR	$470.61	$—	$470.61	$366.13	$—	$400.98	28.54%	17.36%
Occupancy	56.22%	—%	56.22%	55.08%	—%	55.49%	2.07%	1.31%
ADR	$837.16	$—	$837.16	$664.78	$—	$722.66	25.93%	15.84%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$21,445	$—	$21,445	$15,105	$—	$15,105	41.97%	41.97%
Total hotel revenue	$26,385	$—	$26,385	$18,315	$—	$18,315	44.06%	44.06%
Hotel net income (loss)	$3,790	$—	$3,790	$(293)	$—	$(293)	1,393.52%	1,393.52%
Hotel net income (loss) margin	14.36%		14.36%	(1.60)%		(1.60)%	15.96%	15.96%
Hotel EBITDA	$9,217	$—	$9,217	$3,557	$—	$3,557	159.12%	159.12%
Hotel EBITDA margin	34.93%		34.93%	19.42%		19.42%	15.51%	15.51%
Selected Operating Information:
RevPAR	$162.75	$—	$162.75	$114.64	$—	$114.64	41.97%	41.97%
Occupancy	56.88%	—%	56.88%	52.22%	—%	52.22%	8.91%	8.91%
ADR	$286.14	$—	$286.14	$219.51	$—	$219.51	30.35%	30.35%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$58,426	$—	$58,426	$54,819	$—	$54,819	6.58%	6.58%
Total hotel revenue	$87,654	$—	$87,654	$80,321	$—	$80,321	9.13%	9.13%
Hotel net income (loss)	$18,920	$—	$18,920	$17,453	$—	$17,453	8.41%	8.41%
Hotel net income (loss) margin	21.58%		21.58%	21.73%		21.73%	(0.15)%	(0.15)%
Hotel EBITDA	$30,137	$—	$30,137	$27,550	$—	$27,550	9.39%	9.39%
Hotel EBITDA margin	34.38%		34.38%	34.30%		34.30%	0.08%	0.08%
Selected Operating Information:
RevPAR	$889.30	$—	$889.30	$834.39	$—	$834.39	6.58%	6.58%
Occupancy	73.81%	—%	73.81%	79.52%	—%	79.52%	(7.18)%	(7.18)%
ADR	$1,204.88	$—	$1,204.88	$1,049.29	$—	$1,049.29	14.83%	14.83%

MR. C BEVERLY HILLS HOTEL
Selected Financial Information:
Rooms revenue	$13,472	$—	$13,472	$4,531	$3,873	$8,404	197.33%	60.30%
Total hotel revenue	$19,484	$—	$19,484	$6,592	$6,272	$12,864	195.57%	51.46%
Hotel net income (loss)	$(1,390)	$—	$(1,390)	$(1,630)	$(1,247)	$(2,877)	14.72%	51.69%
Hotel net income (loss) margin	(7.13)%		(7.13)%	(24.73)%		(22.36)%	17.60%	15.23%
Hotel EBITDA	$3,157	$—	$3,157	$1,052	$1,228	$2,280	200.10%	38.46%
Hotel EBITDA margin	16.20%		16.20%	15.96%		17.72%	0.24%	(1.52)%
Selected Operating Information:
RevPAR	$258.10	$—	$258.10	$212.62	$125.40	$161.00	21.39%	60.31%
Occupancy	74.26%	—%	74.26%	63.88%	40.65%	50.13%	16.25%	48.12%
ADR	$347.57	$—	$347.57	$332.86	$308.45	$321.15	4.42%	8.23%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$42,072	$10,256	$52,328	$—	$49,783	$49,783	—%	5.11%
Total hotel revenue	$64,517	$15,169	$79,686	$—	$74,137	$74,137	—%	7.48%
Hotel net income (loss)	$7,583	$2,089	$9,672	$—	$9,099	$9,099	—%	6.30%
Hotel net income (loss) margin	11.75%		12.14%	—%		12.27%	11.75%	(0.13)%
Hotel EBITDA	$14,887	$3,634	$18,521	$—	$16,838	$16,838	—%	10.00%
Hotel EBITDA margin	23.07%		23.24%	—		22.71%	23.07%	0.53%
Selected Operating Information:
RevPAR	$1,340.90	$1,402.17	$1,352.48	$—	$1,227.10	$1,227.10	—%	10.22%
Occupancy	60.40%	50.36%	58.50%	—%	60.49%	60.49%	—%	(3.29)%
ADR	$2,220.05	$2,784.54	$2,311.90	$—	$2,028.67	$2,028.67	—%	13.96%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$3,107	$29,330	$32,437	$—	$27,299	$27,299	—%	18.82%
Total hotel revenue	$5,194	$56,059	$61,253	$—	$49,827	$49,827	—%	22.93%
Hotel net income (loss)	$933	$3,162	$4,095	$—	$2,581	$2,581	—%	58.66%
Hotel net income (loss) margin	17.96%		6.69%	—%		5.18%	17.96%	1.51%
Hotel EBITDA	$1,710	$17,787	$19,497	$—	$16,402	$16,402	—%	18.87%
Hotel EBITDA margin	32.92%		31.83%	—		32.92%	32.92%	(1.09)%
Selected Operating Information:
RevPAR	$477.19	$418.17	$423.18	$—	$356.17	$356.17	—%	18.81%
Occupancy	45.15%	46.38%	46.28%	—%	41.73%	41.73%	—%	10.90%
ADR	$1,056.99	$901.55	$914.43	$—	$853.53	$853.53	—%	7.13%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2022	2022	2022	2021	2021	2021	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$295,026	$39,586	$334,612	$209,465	$80,262	$289,727	40.85%	15.49%
Total hotel revenue	$486,756	$71,228	$557,984	$338,726	$125,394	$464,120	43.70%	20.22%
Hotel net income (loss)	$88,339	$5,251	$93,590	$62,282	$11,680	$73,962	41.84%	26.54%
Hotel net income (loss) margin	18.15%		16.77%	18.39%		15.94%	(0.24)%	0.83%
Hotel EBITDA	$153,642	$21,421	$175,063	$110,572	$33,240	$143,812	38.95%	21.73%
Hotel EBITDA margin	31.56%		31.37%	32.64%		30.99%	(1.08)%	0.38%
Selected Operating Information:
RevPAR	$501.41	$511.09	$502.54	$384.89	$670.82	$436.43	30.27%	15.15%
Occupancy	68.90%	46.76%	66.32%	65.91%	48.59%	62.79%	4.53%	5.63%
ADR	$727.76	$1,093.04	$757.72	$583.98	$1,380.67	$695.10	24.62%	9.01%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$143,194	$—	$143,194	$70,347	$3,873	$74,220	103.55%	92.93%
Total hotel revenue	$188,316	$—	$188,316	$89,367	$6,272	$95,639	110.72%	96.90%
Hotel net income (loss)	$2,374	$—	$2,374	$(44,916)	$(1,245)	$(46,161)	105.29%	105.14%
Hotel net income (loss) margin	1.26%		1.26%	(50.26)%		(48.27)%	51.52%	49.53%
Hotel EBITDA	$46,863	$—	$46,863	$(2,586)	$1,228	$(1,358)	1,912.18%	3,550.88%
Hotel EBITDA margin	24.89%		24.89%	(2.89)%		(1.42)%	27.78%	26.31%
Selected Operating Information:
RevPAR	$164.98	$—	$164.98	$84.04	$125.40	$85.51	96.31%	92.93%
Occupancy	63.39%	—%	63.39%	43.69%	40.65%	43.58%	45.09%	45.45%
ADR	$260.25	$—	$260.25	$192.35	$308.45	$196.21	35.30%	32.64%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$438,220	$39,586	$477,806	$279,812	$84,135	$363,947	56.61%	31.28%
Total hotel revenue	$675,072	$71,228	$746,300	$428,093	$131,666	$559,759	57.69%	33.33%
Hotel net income (loss)	$90,713	$5,251	$95,964	$17,368	$10,433	$27,801	422.30%	245.18%
Hotel net income (loss) margin	13.44%		12.86%	4.06%		4.97%	9.38%	7.89%
Hotel EBITDA	$200,505	$21,421	$221,926	$107,986	$34,468	$142,454	85.68%	55.79%
Hotel EBITDA margin	29.70%		29.74%	25.22%		25.45%	4.48%	4.29%
Selected Operating Information:
RevPAR	$300.90	$511.09	$311.51	$202.57	$558.91	$237.59	48.54%	31.11%
Occupancy	65.62%	46.76%	64.66%	52.44%	46.96%	51.90%	25.12%	24.58%
ADR	$458.58	$1,093.04	$481.75	$386.26	$1,190.21	$457.74	18.72%	5.24%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    Rooms revenue, RevPAR, Occupancy and ADR have been revised in prior periods to include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton to be comparable to the current period.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Mr. C Beverly Hills Hotel
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022	2022	2022	2022	2022	2022	2022	2022	2022	2022
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter
Total Hotel Revenue	$173,363	$13,930	$187,293	$162,225	$7,072	$169,297	$176,082	$16,915	$192,997	$163,402	$33,311	$196,713
Hotel net income (loss)	$13,699	$1,574	$15,273	$13,551	$(4,569)	$8,982	$31,259	$2,784	$34,043	$32,204	$5,462	$37,666
Hotel net income (loss) margin	7.90%		8.15%	8.35%		5.31%	17.75%		17.64%	19.71%		19.15%
Hotel EBITDA	$47,065	$5,141	$52,206	$40,693	$(598)	$40,095	$57,066	$6,404	$63,470	$55,681	$10,474	$66,155
Hotel EBITDA margin	27.15%		27.87%	25.08%		23.68%	32.41%		32.89%	34.08%		33.63%

Hotel net income (loss) % of total TTM	15.1%		15.9%	14.9%		9.4%	34.5%		35.5%	35.5%		39.2%
EBITDA % of total TTM	23.5%		23.5%	20.3%		18.1%	28.5%		28.6%	27.7%		29.8%

JV interests in Hotel net income (loss)	$714	$—	$714	$1,169	$—	$1,169	$1,631	$—	$1,631	$58	$—	$58
JV interests in EBITDA	$1,798	$—	$1,798	$1,880	$—	$1,880	$2,387	$—	$2,387	$811	$—	$811

	Actual	Non-comparable Adjustments	Comparable
	2022	2022	2022
	TTM	TTM	TTM
Total Hotel Revenue	$675,072	$71,228	$746,300
Hotel net income (loss)	$90,713	$5,251	$95,964
Hotel net income (loss) margin	13.44%		12.86%
Hotel EBITDA	$200,505	$21,421	$221,926
Hotel EBITDA margin	29.70%		29.74%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$3,572	$—	$3,572
JV interests in EBITDA	$6,876	$—	$6,876
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
December 31, 2022
(in thousands, except share price)
(unaudited)

December 31, 2022
Common stock shares outstanding	69,919
Partnership units outstanding (common stock equivalents)	8,283
Combined common stock shares and partnership units outstanding	78,202
Common stock price	$4.11
Market capitalization	$321,410
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$316,413
Series M redeemable preferred stock	$35,708
Indebtedness	$1,336,750
Joint venture partner's share of consolidated indebtedness	$(48,750)
Net working capital (see below)	$(244,313)
Total enterprise value (TEV)	$1,834,168

Cash and cash equivalents	$259,391
Restricted cash	$51,689
Accounts receivable, net	$50,232
Prepaid expenses	$6,846
Due from third-party hotel managers, net	$24,817
Total current assets	$392,975

Accounts payable, net & accrued expenses	$131,658
Dividends and distributions payable	$8,184
Due to affiliates, net	$8,820
Total current liabilities	$148,662

Net working capital*	$244,313
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2022				2023
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
Bardessono Hotel and Spa	65								x
Capital Hilton Washington D.C.	550					x	x	x	x
Hotel Yountville	80								x
Marriott Seattle Waterfront	361	x	x	x	x
Park Hyatt Beaver Creek	190				x			x	x
The Ritz-Carlton Lake Tahoe	170						x	x	x
The Ritz-Carlton Sarasota	266						x	x
Total		1	1	1	2	1	3	4	5
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2022 and 2023 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2022	2022	2022	2022	December 31, 2022
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$13,699	$13,551	$31,259	$32,204	$90,713
Non-property adjustments	(55)	(1)	—	76	20
Interest income	(145)	(63)	(14)	(11)	(233)
Interest expense	8,416	6,373	4,522	3,646	22,957
Amortization of loan costs	476	496	462	553	1,987
Depreciation and amortization	20,506	19,604	19,571	18,441	78,122
Income tax expense (benefit)	219	(99)	424	223	767
Non-hotel EBITDA ownership expense	3,949	832	842	549	6,172
Hotel EBITDA including amounts attributable to noncontrolling interest	47,065	40,693	57,066	55,681	200,505
Non-comparable adjustments	5,141	(598)	6,404	10,474	21,421
Comparable hotel EBITDA	$52,206	$40,095	$63,470	$66,155	$221,926

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(21)	$2,876	$(91)	$702	$1,655	$672	$322	$799	$(1,477)	$1,194	$681	$283	$3,752	$(816)	$2,235	$933	$13,699	$(18,252)	$(4,553)
Non-property adjustments	—	—	—	—	—	—	—	(16)	—	—	—	—	(39)	—	—	—	(55)	55	—
Interest income	(38)	(50)	—	—	—	—	—	(4)	(15)	(25)	—	(7)	(2)	—	—	(4)	(145)	145	—
Interest expense	—	—	—	638	1,117	809	1,168	—	—	1,717	774	20	828	574	771	—	8,416	9,862	18,278
Amortization of loan cost	—	—	—	—	78	—	197	—	—	94	38	—	26	43	—	—	476	119	595
Depreciation and amortization	1,901	1,070	1,382	584	648	395	1,051	2,029	2,683	1,419	852	1,488	2,002	619	1,602	781	20,506	—	20,506
Income tax expense (benefit)	—	—	—	—	—	—	—	6	—	—	—	—	(124)	—	337	—	219	41	260
Non-hotel EBITDA ownership expense	1,442	13	29	114	5	8	(4)	51	(1)	1,759	236	1	164	36	97	(1)	3,949	(3,949)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,284	3,909	1,320	2,038	3,503	1,884	2,734	2,865	1,190	6,158	2,581	1,785	6,607	456	5,042	1,709	47,065	(11,979)	35,086
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(821)	(977)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,798)	1,798	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	108	108
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(114)	(114)
Hotel EBITDA attributable to the Company and OP unitholders	$2,463	$2,932	$1,320	$2,038	$3,503	$1,884	$2,734	$2,865	$1,190	$6,158	$2,581	$1,785	$6,607	$456	$5,042	$1,709	$45,267	$(10,187)	$35,080
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1,653)	—	—	6,794	5,141
Comparable hotel EBITDA	$3,284	$3,909	$1,320	$2,038	$3,503	$1,884	$2,734	$2,865	$1,190	$6,158	$2,581	$1,785	$4,954	$456	$5,042	$8,503	$52,206
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,284	$3,909	$1,320	$2,038	$3,503	$1,884	$—	$2,865	$1,190	$6,158	$2,581	$—	$6,607	$456	$5,042	$1,709	$42,546
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1,653)	—	—	6,794	5,141
Comparable hotel EBITDA	$3,284	$3,909	$1,320	$2,038	$3,503	$1,884	$—	$2,865	$1,190	$6,158	$2,581	$—	$4,954	$456	$5,042	$8,503	$47,687
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,909	$—	$2,038	$3,503	$1,884	$2,734	$—	$—	$6,158	$2,581	$—	$6,607	$—	$5,042	$1,709	$36,165
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1,653)	—	—	6,794	5,141
Comparable hotel EBITDA	$—	$3,909	$—	$2,038	$3,503	$1,884	$2,734	$—	$—	$6,158	$2,581	$—	$4,954	$—	$5,042	$8,503	$41,306
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,284	$—	$1,320	$—	$—	$—	$—	$2,865	$1,190	$—	$—	$1,785	$—	$456	$—	$—	$10,900
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,284	$—	$1,320	$—	$—	$—	$—	$2,865	$1,190	$—	$—	$1,785	$—	$456	$—	$—	$10,900

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$3,503	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,503
BAML (Bardessono Hotel and Spa)	—	—	—	2,038	—	—	—	—	—	—	—	—	—	—	—	—	2,038
BAML (Hotel Yountville)	—	—	—	—	—	1,884	—	—	—	—	—	—	—	—	—	—	1,884
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	4,954	—	—	—	4,954
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	3,284	3,909	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,193
BAML Pool (see footnote 3)	—	—	1,320	—	—	—	—	2,865	1,190	—	—	1,785	—	—	—	—	7,160
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	2,734	—	—	—	—	—	—	—	—	—	2,734
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	6,158	—	—	—	—	—	—	6,158
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	2,581	—	—	—	—	—	2,581
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	456	—	—	456
Knighthead Funding (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,042	—	5,042
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,503	8,503
Total	$3,284	$3,909	$1,320	$2,038	$3,503	$1,884	$2,734	$2,865	$1,190	$6,158	$2,581	$1,785	$4,954	$456	$5,042	$8,503	$52,206

NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    Excluded hotels under renovation:
Marriott Seattle Waterfront; Park Hyatt Beaver Creek

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$404	$4,270	$1,129	$1,581	$1,366	$1,257	$(72)	$294	$541	$(391)	$755	$3,103	$846	$(370)	$(1,162)	$—	$13,551	$(21,934)	$(8,383)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1)	—	—	—	(1)	1	—
Interest income	(15)	(22)	—	—	—	—	—	(1)	(5)	(16)	—	(2)	(2)	—	—	—	(63)	63	—
Interest expense	—	—	—	470	808	621	901	—	—	1,356	575	(62)	669	461	574	—	6,373	7,496	13,869
Amortization of loan cost	—	—	—	34	77	—	195	—	—	93	38	—	17	42	—	—	496	125	621
Depreciation and amortization	1,840	1,020	1,476	590	633	435	1,011	2,005	2,760	1,329	802	1,432	2,059	613	1,599	—	19,604	—	19,604
Income tax expense (benefit)	—	—	—	—	—	—	—	4	—	—	—	—	13	—	(116)	—	(99)	194	95
Non-hotel EBITDA ownership expense	(3)	25	4	102	5	79	6	25	17	368	159	1	3	37	4	—	832	(832)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,226	5,293	2,609	2,777	2,889	2,392	2,041	2,327	3,313	2,739	2,329	4,472	3,604	783	899	—	40,693	(14,887)	25,806
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(556)	(1,324)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,880)	1,880	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	74	74
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(74)	(74)
Hotel EBITDA attributable to the Company and OP unitholders	$1,670	$3,969	$2,609	$2,777	$2,889	$2,392	$2,041	$2,327	$3,313	$2,739	$2,329	$4,472	$3,604	$783	$899	$—	$38,813	$(13,007)	$25,806
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	563	—	—	(1,161)	(598)
Comparable hotel EBITDA	$2,226	$5,293	$2,609	$2,777	$2,889	$2,392	$2,041	$2,327	$3,313	$2,739	$2,329	$4,472	$4,167	$783	$899	$(1,161)	$40,095
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$5,293	$—	$2,777	$2,889	$2,392	$2,041	$—	$—	$2,739	$2,329	$—	$3,604	$—	$899	$—	$24,963
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	563	—	—	(1,161)	(598)
Comparable hotel EBITDA	$—	$5,293	$—	$2,777	$2,889	$2,392	$2,041	$—	$—	$2,739	$2,329	$—	$4,167	$—	$899	$(1,161)	$24,365
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,226	$—	$2,609	$—	$—	$—	$—	$2,327	$3,313	$—	$—	$4,472	$—	$783	$—	$—	$15,730
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,226	$—	$2,609	$—	$—	$—	$—	$2,327	$3,313	$—	$—	$4,472	$—	$783	$—	$—	$15,730

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended September 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$2,889	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,889
BAML (Bardessono Hotel and Spa)	—	—	—	2,777	—	—	—	—	—	—	—	—	—	—	—	—	2,777
BAML (Hotel Yountville)	—	—	—	—	—	2,392	—	—	—	—	—	—	—	—	—	—	2,392
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	4,167	—	—	—	4,167
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	2,226	5,293	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,519
BAML Pool (see footnote 3)	—	—	2,609	—	—	—	—	2,327	3,313	—	—	4,472	—	—	—	—	12,721
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	2,041	—	—	—	—	—	—	—	—	—	2,041
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	2,739	—	—	—	—	—	—	2,739
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	2,329	—	—	—	—	—	2,329
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	783	—	—	783
Knighthead Funding (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	899	—	899
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,161)	(1,161)
Total	$2,226	$5,293	$2,609	$2,777	$2,889	$2,392	$2,041	$2,327	$3,313	$2,739	$2,329	$4,472	$4,167	$783	$899	$(1,161)	$40,095
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$2,584	$3,939	$4,103	$1,820	$3,530	$1,247	$(1,949)	$402	$931	$6,586	$(2,170)	$1,510	$5,742	$(34)	$3,018	$—	$31,259	$(14,579)	$16,680
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	—	(2)	(6)	—	(1)	(2)	—	—	—	(14)	14	—
Interest expense	—	—	—	310	482	415	633	—	—	984	371	34	534	396	363	—	4,522	5,183	9,705
Amortization of loan cost	—	—	—	51	76	42	193	—	—	92	37	—	—	41	(70)	—	462	114	576
Depreciation and amortization	1,839	1,006	1,490	594	662	540	943	2,011	2,814	1,327	788	1,295	2,079	611	1,572	—	19,571	—	19,571
Income tax expense (benefit)	—	—	—	—	—	—	—	6	—	—	—	—	306	—	112	—	424	653	1,077
Non-hotel EBITDA ownership expense	163	19	49	128	4	9	—	61	6	12	358	2	5	27	(1)	—	842	(842)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	4,584	4,963	5,642	2,903	4,754	2,253	(180)	2,480	3,749	8,995	(616)	2,840	8,664	1,041	4,994	—	57,066	(9,457)	47,609
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,146)	(1,241)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,387)	2,387	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	74	74
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(75)	(75)
Hotel EBITDA attributable to the Company and OP unitholders	$3,438	$3,722	$5,642	$2,903	$4,754	$2,253	$(180)	$2,480	$3,749	$8,995	$(616)	$2,840	$8,664	$1,041	$4,994	$—	$54,679	$(7,071)	$47,608
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	952	—	355	5,097	6,404
Comparable hotel EBITDA	$4,584	$4,963	$5,642	$2,903	$4,754	$2,253	$(180)	$2,480	$3,749	$8,995	$(616)	$2,840	$9,616	$1,041	$5,349	$5,097	$63,470
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,963	$—	$2,903	$4,754	$2,253	$(180)	$—	$—	$8,995	$(616)	$—	$8,664	$—	$4,994	$—	$36,730
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	952	—	355	5,097	6,404
Comparable hotel EBITDA	$—	$4,963	$—	$2,903	$4,754	$2,253	$(180)	$—	$—	$8,995	$(616)	$—	$9,616	$—	$5,349	$5,097	$43,134
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$4,584	$—	$5,642	$—	$—	$—	$—	$2,480	$3,749	$—	$—	$2,840	$—	$1,041	$—	$—	$20,336
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$4,584	$—	$5,642	$—	$—	$—	$—	$2,480	$3,749	$—	$—	$2,840	$—	$1,041	$—	$—	$20,336

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended June 30, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$4,754	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,754
BAML (Bardessono Hotel and Spa)	—	—	—	2,903	—	—	—	—	—	—	—	—	—	—	—	—	2,903
BAML (Hotel Yountville)	—	—	—	—	—	2,253	—	—	—	—	—	—	—	—	—	—	2,253
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	9,616	—	—	—	9,616
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	4,584	4,963	—	—	—	—	—	—	—	—	—	—	—	—	—	—	9,547
BAML Pool (see footnote 3)	—	—	5,642	—	—	—	—	2,480	3,749	—	—	2,840	—	—	—	—	14,711
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(180)	—	—	—	—	—	—	—	—	—	(180)
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	8,995	—	—	—	—	—	—	8,995
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(616)	—	—	—	—	—	(616)
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	1,041	—	—	1,041
Knighthead Funding (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,349	—	5,349
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,097	5,097
Total	$4,584	$4,963	$5,642	$2,903	$4,754	$2,253	$(180)	$2,480	$3,749	$8,995	$(616)	$2,840	$9,616	$1,041	$5,349	$5,097	$63,470
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,842)	$2,077	$(2,915)	$385	$5,826	$(629)	$7,367	$(2,000)	$(2,867)	$10,252	$5,754	$(1,106)	$8,580	$(170)	$3,492	$—	$32,204	$(16,600)	$15,604
Non-property adjustments	—	—	—	—	—	—	76	—	—	—	—	—	—	—	—	—	76	(76)	—
Interest income	—	—	—	—	—	—	—	—	(2)	(5)	—	(2)	(2)	—	—	—	(11)	11	—
Interest expense	—	—	—	256	395	320	526	—	—	862	297	34	526	391	39	—	3,646	4,212	7,858
Amortization of loan cost	—	—	—	50	76	60	128	—	—	91	37	—	—	41	70	—	553	111	664
Depreciation and amortization	1,840	1,022	1,627	603	668	676	927	1,983	2,969	1,251	792	1,191	1,932	609	351	—	18,441	—	18,441
Income tax expense (benefit)	—	—	—	—	—	—	—	3	—	—	—	—	220	—	—	—	223	2,388	2,611
Non-hotel EBITDA ownership expense	82	64	5	115	4	2	1	15	2	34	209	3	7	6	—	—	549	(549)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	80	3,163	(1,283)	1,409	6,969	429	9,025	1	102	12,485	7,089	120	11,263	877	3,952	—	55,681	(10,503)	45,178
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(20)	(791)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(811)	811	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	72	72
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(71)	(71)
Hotel EBITDA attributable to the Company and OP unitholders	$60	$2,372	$(1,283)	$1,409	$6,969	$429	$9,025	$1	$102	$12,485	$7,089	$120	$11,263	$877	$3,952	$—	$54,870	$(9,691)	$45,179
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	137	—	3,279	7,058	10,474
Comparable hotel EBITDA	$80	$3,163	$(1,283)	$1,409	$6,969	$429	$9,025	$1	$102	$12,485	$7,089	$120	$11,400	$877	$7,231	$7,058	$66,155
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,163	$—	$1,409	$6,969	$429	$9,025	$—	$—	$12,485	$7,089	$—	$11,263	$—	$3,952	$—	$55,784
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	137	—	3,279	7,058	10,474
Comparable hotel EBITDA	$—	$3,163	$—	$1,409	$6,969	$429	$9,025	$—	$—	$12,485	$7,089	$—	$11,400	$—	$7,231	$7,058	$66,258
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$80	$—	$(1,283)	$—	$—	$—	$—	$1	$102	$—	$—	$120	$—	$877	$—	$—	$(103)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$80	$—	$(1,283)	$—	$—	$—	$—	$1	$102	$—	$—	$120	$—	$877	$—	$—	$(103)

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended March 31, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
BAML (Pier House Resort & Spa)	$—	$—	$—	$—	$6,969	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,969
BAML (Bardessono Hotel and Spa)	—	—	—	1,409	—	—	—	—	—	—	—	—	—	—	—	—	1,409
BAML (Hotel Yountville)	—	—	—	—	—	429	—	—	—	—	—	—	—	—	—	—	429
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	11,400	—	—	—	11,400
Prudential (Capital Hilton and Hilton La Jolla Torrey Pines)	80	3,163	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,243
BAML Pool (see footnote 3)	—	—	(1,283)	—	—	—	—	1	102	—	—	120	—	—	—	—	(1,060)
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	9,025	—	—	—	—	—	—	—	—	—	9,025
BAML (The Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	12,485	—	—	—	—	—	—	12,485
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	7,089	—	—	—	—	—	7,089
LoanCore (Mr. C Beverly Hills Hotel)	—	—	—	—	—	—	—	—	—	—	—	—	—	877	—	—	877
Knighthead Funding (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,231	—	7,231
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	7,058	7,058
Total	$80	$3,163	$(1,283)	$1,409	$6,969	$429	$9,025	$1	$102	$12,485	$7,089	$120	$11,400	$877	$7,231	$7,058	$66,155
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,447)	$1,388	$(1,776)	$1,731	$3,787	$1,059	$577	$(683)	$(3,338)	$4,512	$2,544	$261	$3,745	$(427)	$—	$—	$11,933	$(14,227)	$(2,294)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	(9)	—	—	(9)	9	—
Interest income	—	—	—	—	—	—	—	—	(1)	(6)	—	(3)	(1)	—	—	—	(11)	11	—
Interest expense	—	—	—	262	405	328	534	—	—	880	304	34	538	400	—	—	3,685	4,411	8,096
Amortization of loan cost	—	—	—	49	75	60	—	—	—	89	37	—	—	40	—	—	350	109	459
Depreciation and amortization	1,821	1,035	1,628	605	696	665	901	1,981	3,498	1,422	754	1,044	2,232	599	—	—	18,881	—	18,881
Income tax expense (benefit)	—	—	—	—	—	—	—	(12)	—	—	—	—	39	—	—	—	27	531	558
Non-hotel EBITDA ownership expense	35	22	22	124	2	9	11	7	(2)	47	255	5	85	20	—	—	642	(642)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	409	2,445	(126)	2,771	4,965	2,121	2,023	1,293	157	6,944	3,894	1,341	6,638	623	—	—	35,498	(9,798)	25,700
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(102)	(611)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(713)	713	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	54	54
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(54)	(54)
Hotel EBITDA attributable to the Company and OP unitholders	$307	$1,834	$(126)	$2,771	$4,965	$2,121	$2,023	$1,293	$157	$6,944	$3,894	$1,341	$6,638	$623	$—	$—	$34,785	$(9,085)	$25,700
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,195	7,448	12,643
Comparable hotel EBITDA	$409	$2,445	$(126)	$2,771	$4,965	$2,121	$2,023	$1,293	$157	$6,944	$3,894	$1,341	$6,638	$623	$5,195	$7,448	$48,141
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$409	$2,445	$(126)	$2,771	$4,965	$2,121	$—	$1,293	$157	$6,944	$3,894	$—	$6,638	$623	$—	$—	$32,134
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,195	7,448	12,643
Comparable hotel EBITDA	$409	$2,445	$(126)	$2,771	$4,965	$2,121	$—	$1,293	$157	$6,944	$3,894	$—	$6,638	$623	$5,195	$7,448	$44,777
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$2,445	$—	$2,771	$4,965	$2,121	$2,023	$—	$—	$6,944	$3,894	$—	$6,638	$—	$—	$—	$31,801
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,195	7,448	12,643
Comparable hotel EBITDA	$—	$2,445	$—	$2,771	$4,965	$2,121	$2,023	$—	$—	$6,944	$3,894	$—	$6,638	$—	$5,195	$7,448	$44,444
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$409	$—	$(126)	$—	$—	$—	$—	$1,293	$157	$—	$—	$1,341	$—	$623	$—	$—	$3,697
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$409	$—	$(126)	$—	$—	$—	$—	$1,293	$157	$—	$—	$1,341	$—	$623	$—	$—	$3,697
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Marriott Seattle Waterfront; Park Hyatt Beaver Creek

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$1,125	$13,162	$2,226	$4,488	$12,377	$2,547	$5,668	$(505)	$(2,872)	$17,641	$5,020	$3,790	$18,920	$(1,390)	$7,583	$933	$90,713	$(71,365)	$19,348
Non-property adjustments	—	—	—	—	—	—	76	(16)	—	—	—	—	(40)	—	—	—	20	(20)	—
Interest income	(55)	(73)	—	—	—	—	—	(5)	(24)	(52)	—	(12)	(8)	—	—	(4)	(233)	233	—
Interest expense	—	—	—	1,674	2,802	2,165	3,228	—	—	4,919	2,017	26	2,557	1,822	1,747	—	22,957	26,753	49,710
Amortization of loan cost	—	—	—	135	307	102	713	—	—	370	150	—	43	167	—	—	1,987	469	2,456
Depreciation and amortization	7,420	4,118	5,975	2,371	2,611	2,046	3,932	8,028	11,226	5,326	3,234	5,406	8,072	2,452	5,124	781	78,122	—	78,122
Income tax expense (benefit)	—	—	—	—	—	—	—	19	—	—	—	—	415	—	333	—	767	3,276	4,043
Non-hotel EBITDA ownership expense	1,684	121	87	459	18	98	3	152	24	2,173	962	7	179	106	100	(1)	6,172	(6,172)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	10,174	17,328	8,288	9,127	18,115	6,958	13,620	7,673	8,354	30,377	11,383	9,217	30,138	3,157	14,887	1,709	200,505	(46,826)	153,679
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(2,543)	(4,333)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(6,876)	6,876	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	328	328
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(334)	(334)
Hotel EBITDA attributable to the Company and OP unitholders	$7,631	$12,995	$8,288	$9,127	$18,115	$6,958	$13,620	$7,673	$8,354	$30,377	$11,383	$9,217	$30,138	$3,157	$14,887	$1,709	$193,629	$(39,956)	$153,673
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1)	—	3,634	17,788	21,421
Comparable hotel EBITDA	$10,174	$17,328	$8,288	$9,127	$18,115	$6,958	$13,620	$7,673	$8,354	$30,377	$11,383	$9,217	$30,137	$3,157	$18,521	$19,497	$221,926
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$10,174	$17,328	$8,288	$9,127	$18,115	$6,958	$—	$7,673	$8,354	$30,377	$11,383	$—	$30,138	$3,157	$14,887	$1,709	$177,668
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1)	—	3,634	17,788	21,421
Comparable hotel EBITDA	$10,174	$17,328	$8,288	$9,127	$18,115	$6,958	$—	$7,673	$8,354	$30,377	$11,383	$—	$30,137	$3,157	$18,521	$19,497	$199,089
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$17,328	$—	$9,127	$18,115	$6,958	$13,620	$—	$—	$30,377	$11,383	$—	$30,138	$—	$14,887	$1,709	$153,642
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1)	—	3,634	17,788	21,421
Comparable hotel EBITDA	$—	$17,328	$—	$9,127	$18,115	$6,958	$13,620	$—	$—	$30,377	$11,383	$—	$30,137	$—	$18,521	$19,497	$175,063
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$10,174	$—	$8,288	$—	$—	$—	$—	$7,673	$8,354	$—	$—	$9,217	$—	$3,157	$—	$—	$46,863
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$10,174	$—	$8,288	$—	$—	$—	$—	$7,673	$8,354	$—	$—	$9,217	$—	$3,157	$—	$—	$46,863
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Marriott Seattle Waterfront; Park Hyatt Beaver Creek

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2021
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Mr. C Beverly Hills Hotel	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(11,082)	$1,915	$(10,181)	$5,053	$13,411	$2,310	$4,005	$(6,261)	$(15,467)	$15,342	$2,793	$(293)	$17,453	$(1,630)	$—	$—	$17,368	$(50,279)	$(32,911)
Non-property adjustments	—	—	—	(117)	(96)	—	—	—	—	1	1	—	(671)	936	—	—	54	(54)	—
Interest income	—	—	—	—	—	—	—	—	(3)	(22)	—	(12)	(2)	—	—	—	(39)	39	—
Interest expense	—	—	—	1,039	1,606	1,303	2,075	—	—	3,518	1,205	54	2,134	644	—	—	13,578	15,117	28,695
Amortization of loan cost	—	—	—	162	294	180	14	—	—	352	144	—	68	66	—	—	1,280	926	2,206
Depreciation and amortization	7,448	4,293	6,582	2,581	2,883	2,572	3,526	8,333	13,258	6,347	2,931	3,965	8,071	972	—	—	73,762	—	73,762
Income tax expense (benefit)	—	(43)	—	—	—	—	—	(7)	—	—	—	—	101	—	—	—	51	1,273	1,324
Non-hotel EBITDA ownership expense	292	70	39	490	(59)	68	(11)	(141)	(5)	125	761	(157)	396	64	—	—	1,932	(1,932)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(3,342)	6,235	(3,560)	9,208	18,039	6,433	9,609	1,924	(2,217)	25,663	7,835	3,557	27,550	1,052	—	—	107,986	(34,910)	73,076
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	839	(1,562)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(723)	723	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	252	252
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(250)	(250)
Hotel EBITDA attributable to the Company and OP unitholders	$(2,503)	$4,673	$(3,560)	$9,208	$18,039	$6,433	$9,609	$1,924	$(2,217)	$25,663	$7,835	$3,557	$27,550	$1,052	$—	$—	$107,263	$(34,185)	$73,078
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	1,228	16,838	16,402	34,468
Comparable hotel EBITDA	$(3,342)	$6,235	$(3,560)	$9,208	$18,039	$6,433	$9,609	$1,924	$(2,217)	$25,663	$7,835	$3,557	$27,550	$2,280	$16,838	$16,402	$142,454
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$(3,342)	$6,235	$(3,560)	$9,208	$18,039	$6,433	$—	$1,924	$(2,217)	$25,663	$7,835	$—	$27,550	$1,052	$—	$—	$94,820
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	1,228	16,838	16,402	34,468
Comparable hotel EBITDA	$(3,342)	$6,235	$(3,560)	$9,208	$18,039	$6,433	$—	$1,924	$(2,217)	$25,663	$7,835	$—	$27,550	$2,280	$16,838	$16,402	$129,288
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$6,235	$—	$9,208	$18,039	$6,433	$9,609	$—	$—	$25,663	$7,835	$—	$27,550	$—	$—	$—	$110,572
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	16,838	16,402	33,240
Comparable hotel EBITDA	$—	$6,235	$—	$9,208	$18,039	$6,433	$9,609	$—	$—	$25,663	$7,835	$—	$27,550	$—	$16,838	$16,402	$143,812
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$(3,342)	$—	$(3,560)	$—	$—	$—	$—	$1,924	$(2,217)	$—	$—	$3,557	$—	$1,052	$—	$—	$(2,586)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	1,228	—	—	1,228
Comparable hotel EBITDA	$(3,342)	$—	$(3,560)	$—	$—	$—	$—	$1,924	$(2,217)	$—	$—	$3,557	$—	$2,280	$—	$—	$(1,358)
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2022, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period and adjustments to match the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with our hotel properties.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Marriott Seattle Waterfront; Park Hyatt Beaver Creek